UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    Form 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                        Date of Report: December 28, 2007


                       KIK Technology International, Inc.
        (Exact name of small business issuer as specified in its charter)

                        Commission File Number: 000-30071

       California                                              91-2021602
(State of incorporation)                                (IRS Employer ID Number)

                1902 Wright Place, Suite 200, Carlsbad, CA 92008
                    (Address of principal executive offices)

                                 (760) 967-2777
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 - DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS, ELECTION OF DIRECTORS;
            APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On December 28, 2007, Mr. William M. Knooihuizen resigned as the Company's Director, President/Chief Executive Officer and acting Chief Financial Officer of KIK Technology International, Inc. Mr. Knooihuizen did not resign as the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

As a result of this action, the Company has a sole Corporate Officer and Director, Mr. Donald P. Dean of Calgary, Alberta, Canada.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

17.1 - Letter of Resignation from William M. Knooihuizen

                                   SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              KIK TECHNOLOGY INTERNATIONAL, INC.


Dated: January 2, 2008                        by /s/ Donald P. Dean
       ---------------                          -------------------------------
                                                                  Donald P. Dean
                                                          Chairman and Secretary